UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

MOJO VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

560 Lexington Avenue, 16th Floor, New York, NY 10022
 (Address of principal executive offices, including zip code)

(212) 380-3055
(Registrant's telephone number, including area code)

836 Grundy Avenue, Holbrook, New York, 11741
(631) 750-3195
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 9, 2011, our Board of Directors adopted Amended and Restated Bylaws effective as of the date of adoption.  The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.  The Amended and Restated Bylaws made numerous changes, a few of which are briefly summarized below.

1. A Bylaw has been added that provides that special meetings of stockholders shall be called only by our Chairman, our Chief Executive Officer or a majority of our Board of Directors.

2. A Bylaw has been added that allows for the issuance of uncertificated shares, which would allow us, subject to the satisfaction of other requirements not specified here, to become eligible to participate in the Direct Registration System administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

3. Bylaw provisions have been added to clarify the requirements pursuant to which our officers, directors, employees and agents are entitled to indemnification from our company for involvement in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of our company.

4. For business properly to be brought before an annual meeting of stockholders by a stockholder, a Bylaw has been added that provides that the stockholder must have given timely notice thereof in proper written form to our Secretary, as follows:

(i)
To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

(ii)
To be in proper written form, a stockholder’s notice to our Secretary must set forth in writing as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class or series and number of our shares which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.  At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the chairman of the meeting or (ii) by any stockholder who is a holder of record at the time of the giving of the notice provided for in the Amended and Restated Bylaws.

5. A Bylaw has been added that authorizes the chairman of a meeting to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

6. Any stockholder of record entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder’s intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary.
(i)
To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices (i) with respect to an election to be held at an annual meeting of the Stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, and (ii) with respect to an election to be held at a special meeting of the stockholders for the election of directors, not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees to be elected at such meeting.

(ii)
Each such notice must set forth: (a) the name and address, as they appear on the our books, of the stockholder who intends to make the nomination and the name and address of the person or persons to be nominated; (b) the class or series and numbers of our shares which are beneficially owned by the stockholder; (c) a representation that the stockholder is a holder of record of our stock, entitled to vote in the election of directors and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board; (f) the executed written consent of each nominee to serve as a director if so elected; and (g) if the stockholder intends to solicit proxies in support of such stockholder’s nominee(s), a representation to that effect.  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure or if the stockholder solicits proxies in favor of such stockholder’s nominee(s) without having made the representations required by the immediately preceding sentence.

The foregoing description of the specific  amendment to our Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mojo Ventures, Inc.

Date: October 31, 2011	By:	/s/ Glenn Simpson
Name: Glenn Simpson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Mojo Ventures, Inc.